TOTAL OPERATING COSTS	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
TOTAL OPERATING COSTS
Total operating costs
The following tables summarise the significant cost items by nature within operating costs for the years presented:

	31 December 2020	31 December 2019	31 December 2018
	€ million	€ million	€ million
Cost of inventory recognised as an expense	4,626	5,147	4,901
Write down of inventories (Note 8)	29	25	23
Logistics costs(A)	763	900	907
Depreciation of property, plant and equipment, excluding restructuring	544	549	446
Amortisation of intangible assets (Note 6)	62	52	51
Acquisition related costs	14	—	—
Out of period mark-to-market effects on undesignated derivatives	2	(2)	8
Restructuring charges, including accelerated depreciation(B)	368	130	274
(A)Logistics costs include warehousing and delivery costs to the final customer destination. They exclude depreciation and amortisation.

	31 December 2020	31 December 2019	31 December 2018
Employee costs	€ million	€ million	€ million
Wages and salaries	1,253	1,370	1,360
Social security costs	283	289	290
Pension and other employee benefits	119	112	118
Total employee costs	1,655	1,771	1,768
Directors’ remuneration information is disclosed in the Directors’ Remuneration Report.
The average number of persons employed by the Group (including Directors) for the periods presented were as follows:

	2020	2019	2018
	No. in thousands	No. in thousands	No. in thousands
Commercial	7.3	7.6	7.7
Supply chain	12.4	13.1	13.1
Support functions	2.5	2.6	2.7
Total average staff employed	22.2	23.3	23.5

	31 December 2020	31 December 2019	31 December 2018
(B) Restructuring	€ million	€ million	€ million
Increase in provision for restructuring programmes (Note 22)	242	80	236
Amount of provision unused (Note 22)	(7)	(15)	(23)
Accelerated depreciation and non-cash costs	121	39	22
Other cash costs(A)	12	26	39
Total restructuring costs	368	130	274
(A)Other cash costs primarily relate to professional fees, which include consultancy costs, legal fees and other costs directly associated with restructuring.
Restructuring costs charged in arriving at operating profit for the years presented include restructuring costs arising under the following programmes and initiatives:
Accelerate Competitiveness
In October 2020, the Group announced a number of proposals aimed at improving productivity through the use of technology enabled solutions. Included in these proposals was the closure of certain production facilities, including Liederbach and Sodenthaler in Germany and Malaga in Iberia. These proposals continue the focus on network optimisation and site rationalisation of the Group, with the majority of the impacted activities to be transferred within our network of facilities in each respective territory.
The proposals are also expected to impact a number of functions across the Group, including business process technology, customer service, sales and marketing, and finance as the Group seeks to reduce complexity, improve efficiency and increase the use of technology.
During the year ended 31 December 2020, the Group has incurred restructuring charges related to this programme of €202 million, primarily made up of expected severance costs and accelerated depreciation. The total expenditure over the life of the programme is expected to be approximately €380 million. It is expected to be substantially complete by 31 December 2022.
Site closures in Germany
In January 2020, the Group announced proposals in Germany to close five distribution centres during the course of 2020 and a new commercial restructuring initiative relating to vending operations and sales functions. During the year ended 31 December 2020, restructuring charges of €78 million were recognised in connection with these proposals, primarily relating to severance costs and accelerated depreciation.
Transformation of cold drink operations
During 2019, the Group commenced a transformation project relating to our cold drink operations aimed at delivering a modern, differentiated and versatile equipment fleet to optimise net cooler placements throughout our markets. As part of this strategy, capital expenditure on cold drink equipment will focus on the introduction of a new, more cost effective cooler, whilst reducing maintenance and refurbishment support spending on our older equipment. As a result of the operational impact of the strategic changes, a restructuring charge was recognised for the year ended 31 December 2020 of €44 million (2019: €53 million), primarily relating to the write down and accelerated depreciation of aged cold drink equipment assets.
Supply chain site closure in Iberia
In 2016, as required by a Supreme Court ruling, CCIP created a new logistics centre (COIL) in Fuenlabrada, Spain and re-employed many of the workers who had been subject to a 2014 collective dismissal process at the same location. Following subsequent discussions with employee representatives, in November 2018 a COIL shutdown agreement was signed which effected the closure of the facility. For the year ended 31 December 2018, the Group recorded a related restructuring expense of €112 million, primarily related to severance costs. No further expenses were recognised in 2019 or 2020.
Supply chain site closure in GB
In January 2018, as part of productivity initiatives in Great Britain, the Group announced proposals to close its production facility in Milton Keynes and distribution centre in Northampton. The closures occurred during 2019. During the years ended 31 December 2019 and 31 December 2018, the Group recorded total expense of €20 million, primarily related to severance costs and accelerated depreciation, partially offset by a gain on the sale of the production facility in Milton Keynes. As at 31 December 2019 the programme was substantially complete.
Commercial restructuring initiatives
In 2018, commercial restructuring initiatives were announced in Germany relating to the full service vending business, and in 2019, commercial and supply chain restructuring initiatives were initiated relating to operational productivity. During the year ended 31 December 2019, the Group recorded expenses of €24 million in Germany for these initiatives, primarily related to severance costs. As at 31 December 2020 the programme is substantially complete.
Auditor’s remuneration
Audit and other fees charged in the income statement concerning the statutory auditor of the consolidated financial statements, Ernst & Young LLP, were as follows:

	31 December 2020	31 December 2019	31 December 2018
	€ thousand	€ thousand	€ thousand
Audit of Parent Company and consolidated financial statements(A)	3,149	2,737	2,401
Audit of the Company’s subsidiaries	3,046	3,430	3,719
Total audit	6,195	6,167	6,120
Audit-related assurance services(B)	909	1,106	976
Other assurance services	279	236	101
Total audit and audit-related assurance services	7,383	7,509	7,197
All other services(C)	30	123	1,180
Total non-audit or non-audit-related assurance services	30	123	1,180
Total audit and all other fees	7,413	7,632	8,377
(A)Fees in respect of the audit of the accounts of the Company, including the Group's consolidated financial statements.
(B)Includes professional fees for interim reviews, reporting on internal financial controls, services related to the transaction entered into with CCE, TCCC, CCIP and CCEG, issuance of comfort letters for debt issuances, regulatory inspections, certain accounting consultations and other attest engagements.
(C)Represents fees for all other allowable services.